DocuSign Envelope ID: F458E990-C1D6-4084-B2F8-17811CF630FB 1 4892-7872-6928, v. 5 RETIREMENT AGREEMENT This RETIREMENT AGREEMENT (the “Agreement”) is between UNITED FIRE GROUP, INC., an Iowa corporation (the “Company”), and RANDY A. RAMLO, a resident of Iowa (“Mr. Ramlo”). 1. Retirement Date. Mr. Ramlo will retire, and his employment with the Company will end, October 31, 2022 (the “Retirement Date”). 2. Resignation as Officer and Director. On the Retirement Date, or upon any earlier date established by resolution of the Board of Directors of the Company or the Executive Committee thereof, Mr. Ramlo shall be deemed to have resigned as an officer and director of the Company and each of its subsidiaries, including as the President and CEO of the Company and as a member of the Board of Directors of the Company. 3. Continuation of Compensation. So long as he remains employed by the Company, the Company shall continue to pay Mr. Ramlo his base salary and shall continue to provide to Mr. Ramlo his regular employee benefits, in each case as in effect on the date of this Agreement, through the Retirement Date. At the Retirement Date, Mr. Ramlo shall be paid his accrued paid time off (“PTO”), if any, consistent with the Company’s standard practices with respect to terminating employees. The foregoing shall be without regard for the fact that Mr. Ramlo shall be deemed to have resigned as an officer or director of the Company and its subsidiaries prior to the Retirement Date. The Company may terminate the employment of Mr. Ramlo after the date of this Agreement and prior to the Retirement Date only for “Cause” as such term is defined in the Change in Control Severance Agreement between Mr. Ramlo and the Company dated February 12, 2014 (the “Change in Control Agreement”). 4. Additional Consideration. Provided that Mr. Ramlo does not exercise his right of revocation under Section 14, below: a. The Company will pay to Mr. Ramlo his bonus for 2022 earned under the Company’s Annual Incentive Plan, as and when such bonus would otherwise be paid by the Company in 2023, prorated for a partial year of employment ending on the Retirement Date, subject to applicable withholding; and b. All unvested restricted stock units and stock options held by Mr. Ramlo with respect to the common stock of the Company will be vested on the Retirement Date and the exercise period on all stock options held by Mr. Ramlo with respect to the common stock of the Company shall be extended to October 31, 2024. For the avoidance of doubt, the parties agree and acknowledge that all Company performance stock units held by Mr. Ramlo and unvested on the Retirement Date will lapse and terminate as of that date. Mr. Ramlo acknowledges and agrees that he will receive no award under the Company’s Long Term Incentive Plan for the three-year performance cycle beginning January 2022. Exhibit 99.1

DocuSign Envelope ID: F458E990-C1D6-4084-B2F8-17811CF630FB 2 4892-7872-6928, v. 5 5. Non-Competition and Non-Solicitation. a. Mr. Ramlo agrees that from the date of this Agreement until April 30, 2024, he will not directly or indirectly: (i) engage in competition with the Company as an employee, independent contractor, or consultant with any property and casualty insurance or reinsurance company in the United States (“Competitive Business”); provided, however, that nothing in this provision shall restrict Mr. Ramlo from owning up to one percent (1.0%) of publicly traded stock of one or more public companies engaged in a Competitive Business; (ii) solicit for business any agent or customer of the Company or any of its subsidiaries or affiliates; or (iii) hire, solicit, or recruit any employee of the Company or any of its subsidiaries or affiliates to become employed by Mr. Ramlo or any other employer, or to terminate employment with the Company or a subsidiary of the Company. b. The remedy at law for any breach of this Section 5 will be inadequate, and in the event of a breach or threatened breach by Mr. Ramlo of this Agreement, the Company shall be entitled to seek an injunction restraining Mr. Ramlo from breaching or otherwise violating this Section 5 (without posting any bond or deposit). Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of damages from Mr. Ramlo. 6. Property. On or before the Retirement Date, Mr. Ramlo agrees to return to the Company all Company property in his possession; provided, however, that the Company agrees that Mr. Ramlo may retain his mobile telephone, iPad, and laptop computer (in each case with all Company confidential information removed) and his mobile telephone number. 7. Release. In consideration of the compensation provided for in this Agreement, Mr. Ramlo, for himself and his heirs and assigns, and for any other person acting by or through Mr. Ramlo, hereby releases the Company, its subsidiaries, divisions, predecessors, affiliates, successors and assigns, and their past and present directors, officers, employees and agents from any and all claims, known or unknown, arising in any manner whatsoever from, or in any way related to Mr. Ramlo’ employment with the Company, including but not limited to claims arising under Title VII of the Civil Rights Act of 1964, the Iowa Civil Rights Act, and federal or state common law or statutory claims for wrongful termination, wage claims of any nature (including without limitation any claims for earned wages, PTO (other than as expressly provided in Section 3) vacation pay, sick pay or bonus), expenses owed, tort, breach of contract, defamation, retaliation, and any other law, order, or regulation pertaining to employment or discrimination in employment, and to the extent permitted by law, agrees not to institute any actions, demands, claims or suits in state or federal court, or with any state, federal or local governmental agency or with any administrative or advisory agency for any claim available at the time of the execution of this Agreement, related in any way to his employment with the Company. Mr. Ramlo acknowledges that the additional compensation being provided by this Agreement is expressly conditioned upon Mr. Ramlo’s execution of this Agreement. Notwithstanding the foregoing, this Agreement does not release: (i) any claims for breach of this Agreement; (ii) any claims that Mr. Ramlo may have for vested benefits or continuation of benefits under COBRA under any company employee benefit plans; (iii) any vested claims or rights under any equity incentive plans of the Company; and (iv) any claims or rights to

DocuSign Envelope ID: F458E990-C1D6-4084-B2F8-17811CF630FB 3 4892-7872-6928, v. 5 indemnification, including any rights Mr. Ramlo may have under directors’ and officers’ insurance policies and rights or claims of contribution or advances and expenses to which Mr. Ramlo is entitled in his capacity as a current or former officer or director of the Company under its articles of incorporation, bylaws, or otherwise. 8. Specific Waiver of Certain Rights and Claims by Mr. Ramlo. In consideration of the compensation provided by the Company under this Agreement, Mr. Ramlo specifically waives any claims which he has or may have under the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, any successor thereto, or any similar law. Mr. Ramlo does not waive any rights or claims that may arise after the date of this Agreement. Mr. Ramlo does not waive the right to participate in any investigation or proceeding. 9. Termination of Change in Control Agreement. For the avoidance of doubt, Mr. Ramlo and the Company agree that the Change in Control Agreement will terminate effective as of the Retirement Date and Mr. Ramlo hereby waives and releases all rights and claims thereunder, to the extent arising after the Retirement Date. 10. Confidentiality. Mr. Ramlo agrees to keep confidential all Company information. The foregoing confidentiality obligation shall not extend to information that: (a) is or becomes generally available to the public, other than as a result of a disclosure or other fault by Mr. Ramlo or any of Mr. Ramlo’ representatives in violation of this Agreement; (b) was rightfully in Mr. Ramlo’ possession free of any obligation of confidence before, at or subsequent to the time such Mr. Ramlo obtained such information from the Company; (c) was developed by Mr. Ramlo independently of and without reference to any information communicated to Mr. Ramlo by the Company; or (d) was communicated by the Company to an unaffiliated third party free of any obligation of confidence. The obligations of this Section 10 shall not prohibit Mr. Ramlo from (i) complying with valid legal process (with notice to the Company of receipt of a request or subpoena); (ii) providing information, in confidence, to his attorneys, accountants or financial advisors; (iii) reporting to any governmental authority or attorney information concerning suspected violations of law or regulation, provided that Mr. Ramlo does so consistent with 18 U.S.C. § 1833; or (iv) disclosing information to a government official or to an attorney for use it in certain court proceedings without fear of prosecution or liability, provided that Mr. Ramlo does so consistent with 18 U.S.C. § 1833. 11. Mutual Non-Disparagement. Mr. Ramlo agrees not to in any way disparage the Company or any affiliate or representative of the Company, and agrees not to publish in any way any disparaging information related to the Company or any affiliate or representative of the Company. The Company agrees not to in any way disparage Mr. Ramlo, and agrees not to publish in any way any disparaging information related to Mr. Ramlo. The foregoing obligations shall not apply (i) to statements of the Company made in response to compulsory legal process in any administrative, court or arbitration proceeding or investigation, or (ii) to the extent prohibited by law. Mr. Ramlo acknowledges that nothing in this Agreement prohibits or restricts Mr. Ramlo from initiating communications directly with, responding to any inquiry from, or providing information to or testimony before, the Securities and Exchange Commission, Department of Justice, the insurance commissioner of any state, or any other governmental agency or self-regulatory organization, about actual or potential violations of laws

DocuSign Envelope ID: F458E990-C1D6-4084-B2F8-17811CF630FB 4 4892-7872-6928, v. 5 or regulations. Mr. Ramlo further acknowledges that Mr. Ramlo is not required to obtain the Company’s prior authorization before engaging in such communications, nor is Mr. Ramlo required to inform the Company about such communications. 12. Post-Retirement Assistance. Mr. Ramlo agrees to cooperate and assist the Company in the defense of any investigations, claims, charges, arbitrations, grievances, or lawsuits involving the Company after the Retirement Date. The Company agrees to pay or reimburse Mr. Ramlo’s reasonable out of pocket expenses incurred in connection with this assistance. 13. 21-Day Consideration Time Period. The Company agrees that Mr. Ramlo has twenty-one (21) days from the original date of presentment of this Agreement to consider whether or not to execute this Agreement. Mr. Ramlo acknowledges that he has been advised of that fact and has received advice of counsel concerning the negotiation and execution of this Agreement. 14. Revocation. Mr. Ramlo shall have a period of seven (7) days after signing this Agreement to revoke the Agreement by written notice delivered to Sarah Madsen or her designee and the Agreement shall not become effective until after this time period has passed. Mr. Ramlo understands that if he revokes this Agreement, all of the Company’s obligations under this Agreement will immediately cease and the Company will owe him nothing further under this Agreement. The Company will have no obligation to perform the obligations hereunder until the period specified above has passed, without the written revocation of this Agreement by Mr. Ramlo. 15. Attorneys Fees. In any action arising from a breach or alleged breach of this Agreement, the prevailing party in the action shall be entitled to recover its attorney fees and costs incurred. 16. Review by Counsel. Mr. Ramlo has been and is hereby advised of the right to have this Agreement reviewed by legal counsel of his choice at his expense. 17. No Admission of Liability. This Agreement is not and shall not in any way be construed as an admission by the Company, its officers, directors, employees or affiliates, of any unjustified, wrongful or unlawful acts, but constitutes a good faith settlement of disputed claims, and the Company specifically disclaims any liability to Mr. Ramlo on the part of itself, its officers, employees, directors, and affiliates. The parties have entered into this Agreement for the sole purpose of resolving disputed claims. 18. Counterparts; Electronic Signatures. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

DocuSign Envelope ID: F458E990-C1D6-4084-B2F8-17811CF630FB 5 4892-7872-6928, v. 5 19. Governing Law. This Agreement will be interpreted in accordance with the plain meaning of its terms and not strictly for or against any of the parties. Except to the extent that federal law applies, this Agreement is entered into under Iowa law and will be construed and governed under the laws of the State of Iowa, without regard for choice of law principles. 20. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement will be held as unenforceable and thus stricken, such holding will not affect the validity of the remainder of this Agreement, the balance of which will continue to be binding upon the parties with any such modification to become a part of, and treated as though originally set forth in, this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied in this Agreement to the maximum extent permitted by law. 21. Entire Agreement. This Agreement sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings, written or oral, between the Parties pertaining to the subject matter of this Agreement. This Agreement may be modified only in a written document signed by the parties and referring specifically to this Agreement. 22. Captions. Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph. 23. Understanding of Terms. Mr. Ramlo and the Company acknowledge that they have read the above and fully understand the terms, nature and effect of this Agreement, which they voluntarily execute in good faith. IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the date first set forth above. UNITED FIRE GROUP, INC. July 6, 2022 By: Date Presented James W. Noyce Chair Board of Directors July 6, 2022 Date Accepted RANDY A. RAMLO